FINANCIAL INCOME (LOSS), NET (Tables)	12 Months Ended
Dec. 31, 2019
Financial Income (loss), Net [abstract]
Schedule of Financial Income (Loss), Net
	Year ended December 31,
	2017	2018	2019
		(U.S. $ in thousands)
Hedging instrument gain (loss), net	$88	$(337)	$366
Bank charges	(18)	(89)	(153)
Exchange rate gain (loss), net	336	(418)	(1,175)
Interest income (expense), net	(137)	(218)	878
Other, net	(2)	15	(1)
Total financial income (expenses), net	$267	$(1,047)	$(85)